UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 8, 2020

APPLIED UV, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39480	84-4373308
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Macquesten Parkway Mount Vernon, NY	10550
(Address of registrant’s principal executive office)	(Zip code)

(914) 665-6100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AUVI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 10, 2020, Applied UV, Inc. (the “Company”) announced the appointment of Mr. Robert Berger as the Company’s Vice President Global Sales. Mr. Berger commenced employment pursuant to the terms of an employment letter with the Company (the “Berger Employment Letter”). Per the terms of the Berger Employment Letter, Mr. Berger will earn a base salary of $240,000, will be eligible for a 1% sales commission on all sales on all of the Company’s products, excluding certain licensing revenue. Mr. Berger will also participate in an employee stock option plan that the Company expects to implement prior to December 31, 2020. The Company will provide 50% of Mr. Berger’s costs of COBRA until the Company’s insurance is in effect. Mr. Berger’s employment with the Company is at-will.

The foregoing description is intended only as a summary of the material terms of the Berger Employment Letter and is qualified in its entirety by reference to the full Berger Employment Letter, a copy of which is attached as Exhibit 10.2 of this Current Report on Form 8-K and incorporated herein by reference.

On December 14, 2020, the Company announced the appointment of Ms. Rhonda Wallen as the Company’s Vice President of Product Marketing & Corporate Development. Ms. Wallen commenced employment pursuant to the terms of an employment letter with the Company (the “Wallen Employment Letter”). Pursuant to the terms of the Wallen Employment Letter, Ms. Wallen will earn a base salary of $215,000 and will be eligible for a discretionary bonus of up to 25% of her base salary. Ms. Wallen will also participate in an employee stock option plan that the Company expects to implement prior to December 31, 2020. The Company will provide 50% of Mr. Berger’s costs of COBRA until the Company’s insurance is in effect. Ms. Wallen’s employment with the Company is at-will.

The foregoing description is intended only as a summary of the material terms of the Wallen Employment Letter and is qualified in its entirety by reference to the full Wallen Employment Letter, a copy of which is attached as Exhibit 10.1 of this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
10.1	Employment Letter between Applied UV, Inc. and Rhonda Wallen, dated December 8, 2020.
10.2	Employment Letter between Applied UV, Inc. and Robert Berger, dated December 9, 2020.
99.1	Press Release dated December 10, 2020.
99.2	Press Release dated December 14, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied UV, Inc.

Date: December 14, 2020	By:	/s/ Keyoumars Saeed
	Name:	Keyoumars Saeed
	Title:	Chief Executive Officer